LEGG MASON GLOBAL INFRASTRUCTURE ETF

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited)	July 31, 2021

SECURITY	SHARES	VALUE
COMMON STOCKS - 99.1%
COMMUNICATION SERVICES - 0.6%
Media - 0.6%
Eutelsat Communications SA	3,593	$39,095
SES SA, FDR	4,135	31,891

TOTAL COMMUNICATION SERVICES		70,986

ENERGY - 11.2%
Oil, Gas & Consumable Fuels - 11.2%
Enbridge Inc.	14,695	578,924
Kinder Morgan Inc.	6,480	112,623
Koninklijke Vopak NV	2,750	116,383
ONEOK Inc.	1,126	58,518
Pembina Pipeline Corp.	1,994	65,873
TC Energy Corp.	7,027	342,358
Williams Cos. Inc.	4,405	110,345

TOTAL ENERGY		1,385,024

INDUSTRIALS - 34.8%
Road & Rail - 25.8%
Aurizon Holdings Ltd.	57,689	163,681
Canadian National Railway Co.	5,907	641,449
Canadian Pacific Railway Ltd.	7,255	538,393
CSX Corp.	16,507	533,506
Kansas City Southern	657	175,945
Norfolk Southern Corp.	1,817	468,477
Rumo SA	13,588	54,330	*
Union Pacific Corp.	2,837	620,622

Total Road & Rail		3,196,403

Transportation Infrastructure - 9.0%
Atlantia SpA	4,988	90,496	*
Atlas Arteria Ltd.	19,539	90,051
CCR SA	10,819	27,220
China Merchants Port Holdings Co. Ltd.	39,498	54,994
Enav SpA	8,150	37,691	*(a)
International Container Terminal Services Inc.	16,705	51,968
Jiangsu Expressway Co. Ltd., Class H Shares	47,439	50,667
Promotora y Operadora de Infraestructura SAB de CV	6,475	49,017
Shenzhen International Holdings Ltd.	22,714	29,930
Transurban Group	58,403	613,886
Zhejiang Expressway Co. Ltd., Class H Shares	27,832	23,494

Total Transportation Infrastructure		1,119,414

TOTAL INDUSTRIALS		4,315,817

See Notes to Schedule of Investments.

Legg Mason Global Infrastructure ETF 2021 Quarterly Report	1

LEGG MASON GLOBAL INFRASTRUCTURE ETF

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	July 31, 2021

SECURITY	SHARES	VALUE
UTILITIES - 52.5%
Electric Utilities - 31.4%
American Electric Power Co. Inc.	1,611	$141,961
AusNet Services Ltd.	19,698	26,424
CEZ AS	1,361	37,819
Chubu Electric Power Co. Inc.	5,181	62,148
Chugoku Electric Power Co. Inc.	2,362	21,349
CK Infrastructure Holdings Ltd.	6,458	39,016
CLP Holdings Ltd.	20,172	208,178
Contact Energy Ltd.	5,562	31,677
Duke Energy Corp.	2,754	289,473
Edison International	680	37,060
EDP - Energias de Portugal SA	28,391	147,356
Emera Inc.	908	42,325
Endesa SA	3,029	73,668
Enel Americas SA	270,800	37,635
Enel SpA	64,871	598,469
Entergy Corp.	537	55,268
Equatorial Energia SA	5,400	25,389
Evergy Inc.	406	26,479
Exelon Corp.	1,746	81,713
FirstEnergy Corp.	972	37,247
Fortis Inc.	1,673	75,827
Fortum oyj	2,057	56,687
HK Electric Investments & HK Electric Investments Ltd.	24,058	24,395
Hydro One Ltd.	1,130	27,880	(a)
Iberdrola SA	51,402	619,278
Kansai Electric Power Co. Inc.	3,676	34,683
Korea Electric Power Corp.	1,655	35,827
Kyushu Electric Power Co. Inc.	3,138	23,732
Pinnacle West Capital Corp.	302	25,232
Power Assets Holdings Ltd.	14,535	93,892
PPL Corp.	1,378	39,094
Red Electrica Corp. SA	4,581	90,853
Southern Co.	2,840	181,391
Spark Infrastructure Group	18,436	36,724
SSE PLC	5,506	110,657
Tenaga Nasional Bhd	32,700	74,699
Terna SpA	14,643	116,406
Tohoku Electric Power Co. Inc.	3,113	23,571
Tokyo Electric Power Co. Holdings Inc.	6,827	18,164	*

See Notes to Schedule of Investments.

2	Legg Mason Global Infrastructure ETF 2021 Quarterly Report

LEGG MASON GLOBAL INFRASTRUCTURE ETF

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	July 31, 2021

SECURITY	SHARES	VALUE
Electric Utilities - continued
Transmissora Alianca de Energia Eletrica SA	3,667	$27,094
Xcel Energy Inc.	1,926	131,450

Total Electric Utilities		3,888,190

Gas Utilities - 5.2%
APA Group	12,482	87,437
Atmos Energy Corp.	349	34,408
China Resources Gas Group Ltd.	4,268	26,307
Enagas SA	2,501	57,416
ENN Energy Holdings Ltd.	2,826	59,093
Hong Kong & China Gas Co., Ltd.	89,027	145,033
Italgas SpA	4,739	32,110
Naturgy Energy Group SA	2,169	56,044
Snam SpA	15,262	92,370
Tokyo Gas Co. Ltd.	3,131	59,282

Total Gas Utilities		649,500

Independent Power and Renewable Electricity Producers - 0.5%
China Resources Power Holdings Co. Ltd.	14,181	24,416
Northland Power Inc.	601	21,077
Uniper SE	583	22,779

Total Independent Power and Renewable Electricity Producers		68,272

Multi-Utilities - 13.1%
Algonquin Power & Utilities Corp.	1,667	26,547
Ameren Corp.	683	57,317
Consolidated Edison Inc.	947	69,860
Dominion Energy Inc.	2,162	161,869
DTE Energy Co.	466	54,671
E.ON SE	16,462	202,468
Engie SA	11,252	150,131
National Grid PLC	37,610	483,222
NiSource Inc.	1,047	25,934
Public Service Enterprise Group Inc.	1,355	84,322
Sempra Energy	813	106,219
Suez SA	1,799	41,961
Veolia Environnement SA	2,669	87,605
WEC Energy Group Inc.	762	71,735

Total Multi-Utilities		1,623,861

Water Utilities - 2.3%
Guangdong Investment Ltd.	17,928	25,100
Pennon Group PLC	2,986	53,057

See Notes to Schedule of Investments.

Legg Mason Global Infrastructure ETF 2021 Quarterly Report	3

LEGG MASON GLOBAL INFRASTRUCTURE ETF

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	July 31, 2021

SECURITY	SHARES	VALUE
Water Utilities - continued
Severn Trent PLC	2,504	$97,480
United Utilities Group PLC	7,129	106,354

Total Water Utilities		281,991

TOTAL UTILITIES		6,511,814

TOTAL INVESTMENTS - 99.1% (Cost - $11,774,545)		12,283,641
Other Assets in Excess of Liabilities - 0.9%		110,619

TOTAL NET ASSETS - 100.0%		$12,394,260

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

Abbreviation(s) used in this schedule:

FDR	— Fiduciary Depositary Receipts

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

4	Legg Mason Global Infrastructure ETF 2021 Quarterly Report

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Global Infrastructure ETF (the “Fund”) is a separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities intended to track an index. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on NASDAQ. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are issued and redeemed generally in-kind for a basket of securities and/or cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

The Fund seeks to track the investment results of the RARE Global Infrastructure Index (the “Underlying Index”). The Underlying Index is constructed from global infrastructure-related equity securities and utilizes a proprietary methodology created and sponsored by ClearBridge RARE Infrastructure (North America) Pty Limited (“RARE”), the Fund’s subadviser.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment

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Notes to Schedule of Investments (unaudited) (cont’d)

speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (formerly known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

6

Notes to Schedule of Investments (unaudited) (cont’d)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Common Stocks	$12,283,641	—	—	$12,283,641

Total Investments	$12,283,641	—	—	$12,283,641

†	See Schedule of Investments for additional detailed categorizations.

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